Financial Expenses and Income	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
Financial Expenses and Income

B.18. FINANCIAL EXPENSES AND INCOME
An analysis of financial expenses and income is set forth below:

(€ million)	June 30, 2022 (6 months)	June 30, 2021 (6 months)	December 31, 2021 (12 months)
Cost of debt (a)	(151)	(168)	(313)
Interest income (b)	59	30	54
Cost of net debt	(92)	(138)	(259)
Non-operating foreign exchange gains/(losses)	(1)	4	2
Unwinding of discounting of provisions (c)	(8)	(5)	(11)
Net interest cost related to employee benefits	(26)	(22)	(44)
Gains/(losses) on disposals of financial assets	—	3	3
Net interest expense on lease liabilities	(20)	(15)	(35)
Other	(8)	13	16
Net financial income/(expenses)	(155)	(160)	(328)
comprising: Financial expenses	(189)	(188)	(368)
Financial income	34	28	40
(a)Includes net gain/(loss) on interest rate and currency derivatives used to manage debt: €5 million in the first half of 2022, €5 million in the first half of 2021, and €14 million over the whole of 2021.
(b)Includes net gain/(loss) on interest rate and currency derivatives used to manage cash and cash equivalents: €36 million in the first half of 2022, €28 million in the first half of 2021, and €51 million over the whole of 2021.
(c)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note B.12.).

The impact of the ineffective portion of hedging relationships was not material in either 2021 or 2020.